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                                                                   EXHIBIT 23.6


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Genzyme Corporation of our report dated January 31, 2001, with respect to the financial statements of Wyntek Diagnostics, Inc. for the years ended December 31, 2000 and 1999.

                                /s/ McKay, Carne, Buniva & Lazarus LLP

San Diego, California
September 26, 2001